EXHIBIT 99.1
                                  ------------

                            SHARE EXCHANGE AGREEMENT
                            ------------------------

         THIS SHARE EXCHANGE AGREEMENT (the "AGREEMENT") is entered into this 20th day of February 2003, by and among CENTRAL WIRELESS, INC., a Utah corporation ("CENTRAL WIRELESS"), and KENNETH BRAND, ROBERT SANDBURG and MICHAEL DELIN (individually, a "SHAREHOLDER" and collectively, the "SHAREHOLDERS").

                                    RECITALS:
                                    --------

         A. The Shareholders own shares of the outstanding common stock, par value $0.001 per share (the "USWEBAUCTIONS COMMON STOCK"), of USWebauctions, Inc. f/k/a August Project 1 Corp., a Florida corporation ("USWEBAUCTIONS").

         B. The Shareholders desire to transfer and exchange a portion of the USWebauctions Common Stock owned by the Shareholders for newly-issued shares of common stock, par value $0.001 per share, of Central Wireless (the "CENTRAL WIRELESS COMMON STOCK"), on the terms and conditions set forth herein and Central Wireless desires to consummate such transfer and exchange pursuant to the terms and conditions set forth herein.

                                   AGREEMENT:
                                   ---------

         NOW, THEREFORE, in consideration of the mutual premises herein set forth and certain other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.     THE SHARE EXCHANGE AND RELATED TRANSACTIONS.
                -------------------------------------------

                1.1. SHARE EXCHANGE. In accordance with the provisions of this Agreement and applicable law, on the Closing Date (as defined below), the Shareholders shall exchange with, and deliver to, Central Wireless, one hundred million shares of the USWebauctions Common Stock (the "USWEBAUCTIONS SHARES"), and in exchange therefore, Central Wireless shall issue, and deliver, to the Shareholders in the denominations set forth opposite each Shareholder's name on SCHEDULE A attached hereto, newly-issued shares of Central Wireless Common Stock (the exchange transaction is referred to herein as the "SHARE EXCHANGE"). The total number of shares of Central Wireless Common Stock to be issued to the Shareholders shall be equal to one hundred million (100,000,000) shares. The shares of Central Wireless Common Stock to be issued as part of the Share Exchange are referred to herein as the "CENTRAL WIRELESS SHARES," also sometimes referred to hereinafter as the "EXCHANGE CONSIDERATION."

                1.2. CLOSING. The parties to this Agreement shall cause the Share Exchange to become effective and consummate the other transactions contemplated by this Agreement (the "CLOSING") no later than March 31, 2003; provided, in no event shall the Closing occur prior to the satisfaction of the conditions precedent set forth in Sections 7, 8 and 9 hereof. The date of the Closing is referred to herein as the "CLOSING DATE." The Closing shall take place at the offices of counsel to Central Wireless, or at such other place as may be mutually agreed upon by Central Wireless and the Shareholders. At the Closing, (i) the Shareholders shall deliver to Central Wireless the original stock certificates representing the USWebauctions Shares, together with stock powers duly executed in blank; and (ii) Central Wireless shall deliver to the Shareholders stock certificates representing the Central Wireless Shares.

         2.     ADDITIONAL AGREEMENTS.
                ---------------------

                2.1. CONFIDENTIAL TREATMENT OF INFORMATION. From and after the date hereof, the parties hereto shall and shall cause their representatives to hold in confidence this Agreement (including the Exhibits and Schedules hereto), all matters relating hereto and all data and information obtained with respect to the other parties or their business, except such data or information as is published or is a matter of public record, or as compelled by legal process. In



                                 EXHIBIT 99.1-1
the event this Agreement is terminated pursuant to Section 11 hereof, each party shall promptly return to the other(s) any statements, documents, schedules, exhibits or other written information obtained from them in connection with this Agreement, and shall not retain any copies thereof.

                2.2. PUBLIC ANNOUNCEMENTS. After the date hereof and prior to the Closing, none of the parties hereto shall make any press release, statement to employees or other disclosure of this Agreement or the transactions contemplated hereby without the prior written consent of the other parties, except as may be required by law. The Shareholders shall not make any such disclosure unless Central Wireless shall have received prior notice of the contemplated disclosure and has had adequate time and opportunity to comment on such disclosure, which shall be satisfactory in form and content to Central Wireless and its counsel.

                2.3. SECURITIES LAW COMPLIANCE. The issuance of the Central Wireless Shares to the Shareholders hereunder shall not be registered under the Securities Act of 1933, as amended, by reason of the exemption provided by
Section 4(2) thereof, and such shares may not be further transferred unless such transfer is registered under applicable securities laws or, in the opinion of Central Wireless' counsel, such transfer complies with an exemption from such registration. All certificates evidencing the Central Wireless Shares to be issued to the Shareholders shall be legended to reflect the foregoing restriction.

                2.4. BEST EFFORTS. Subject to the terms and conditions provided in this Agreement, each of the parties shall use its best efforts in good faith to take or cause to be taken as promptly as practicable all reasonable actions that are within its power to cause to be fulfilled those conditions precedent to its obligations or the obligations of the other parties to consummate the transactions contemplated by this Agreement that are dependent upon its actions.

                2.5. FURTHER ASSURANCES. The parties shall deliver any and all other instruments or documents required to be delivered pursuant to, or necessary or proper in order to give effect to, the provisions of this Agreement, including, without limitation, all necessary stock powers and such other instruments of transfer as may be necessary or desirable to transfer ownership of the USWebauctions Shares and to consummate the transactions contemplated by this Agreement.

                2.6. CONFIDENTIALITY. The Shareholders agree and acknowledge that, by reason of the nature of the Shareholders' ownership interest in Central Wireless, each Shareholder will have or may have access to and become informed of confidential and secret information which is a competitive asset of Central Wireless including information of its subsidiaries and affiliates ("CONFIDENTIAL INFORMATION"), including, without limitation, technology, any lists of customers, financial statistics, research data or any other statistics and plans contained in profit plans, capital plans, critical issue plans, strategic plans or marketing or operation plans or other trade secrets of Central Wireless its subsidiaries or affiliates and any of the foregoing which belong to any person or company but to which the Shareholders have had access by reason of their relationship with Central Wireless its subsidiaries or affiliates. The Shareholders agree faithfully to keep in strict confidence, and not, either directly or indirectly, to make known, divulge, reveal, furnish, make available or use any such Confidential Information. The Shareholders acknowledge that all manuals, instruction books, price lists, information and records and other information and aids relating to Central Wireless or the business of its subsidiaries or affiliates business, and any and all other documents containing Confidential Information furnished to the Shareholders by Central Wireless or otherwise acquired or developed by the Shareholders, shall at all times be the property of Central Wireless. Upon the termination of this Agreement, each Shareholder shall return to Central Wireless any such property or documents which are in their possession, custody or control, but the Shareholders' obligation of confidentiality shall survive such termination and unless any such Confidential Information shall have become, through no fault of the Shareholder, generally known to the trade. The obligations of the Shareholder under this subsection are in addition to, and not in limitation or preemption of, all other obligations of confidentiality which the Shareholders may have to Central Wireless its subsidiaries or affiliates under general legal or equitable principles.

                2.7. REMEDIES. It is expressly agreed by the Shareholders and Central Wireless that the provisions in this Section 2 are reasonable for purposes of preserving for Central Wireless and its subsidiaries and affiliates their business, goodwill and Confidential Information. It is also agreed that if any provision is found by a court having jurisdiction to be unreasonable because of scope, area or time, then that provision shall be amended to correspond in scope, area and time to that considered reasonable by a court and as amended shall be enforced and the remaining provisions shall remain effective. In the


                                 EXHIBIT 99.1-2
event any breach of these provisions by any Shareholder, the parties recognize and acknowledge that a remedy at law will be inadequate and Central Wireless and its subsidiaries and affiliates may suffer irreparable injury. The Shareholders consent to injunctive and other appropriate equitable relief without the posting of a bond upon the institution of proceedings therefor by Central Wireless in order to protect Central Wireless' rights and the rights of its subsidiaries and affiliates. Such relief shall be in addition to any other relief to which Central Wireless and its subsidiaries and affiliates may be entitled at law, in equity, or under any other agreement between each Shareholder and Central Wireless. The provisions of this Section 2 (including the subsections) shall survive the termination of this Agreement.

                2.8. RELEASE OF CLAIMS BY EACH SHAREHOLDER. Effective as of the Closing Date, and except for any obligations arising out of this Agreement, each Shareholder, and his successors, predecessors, assigns, agents, advisors, legal representatives, partners and all persons acting by, through or under him, hereby release Central Wireless and each of its successors, predecessors, assigns, agents, advisors, officers, directors, employees, legal representatives, partners and all persons acting by, through or under each of them, from any and all claims, obligations, causes of action, actions, suits, contracts, controversies, agreements, promises, damages, demands, costs, attorneys' fees and liabilities of any nature whatsoever from the beginning of time up to and including the Closing Date, in law or at equity, whether known now or on the Closing Date, anticipated or unanticipated, suspected or claimed, fixed or contingent, liquidated or unliquidated, arising out of, in connection with or relating to any matter, cause or thing whatsoever.

         3.     REPRESENTATIONS, COVENANTS AND WARRANTIES OF THE SHAREHOLDERS.
                -------------------------------------------------------------

         To induce Central Wireless to enter into this Agreement and to consummate the transactions contemplated hereby, the Shareholders jointly and severally represent and warrant to and covenant with Central Wireless as follows:

                3.1.  ACCESS TO  INFORMATION;  ACCREDITED  INVESTOR  STATUS  AND
                      ----------------------------------------------------------
RELATED MATTERS.
---------------

                      (a) The Shareholders and their respective attorneys, investment advisors, business advisors, tax advisors and accountants have had access to Central Wireless' reports, schedules, forms, statements and other documents filed by it with the United States Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC DOCUMENTS"), and, prior to the execution of this Agreement by the Shareholders, have carefully reviewed the SEC Documents. The Shareholders have relied solely on the information contained in the SEC Documents in making their investment decision, and, in making such investment decision, have disregarded any other written or oral statements or information, if any, concerning Central Wireless or an investment in the securities of Central Wireless made by any party, including, without limitation, the officers, directors, and employees of Central Wireless. The Shareholders understand the business in which Central Wireless will be engaged and the Shareholders have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in Central Wireless and making an informed investment decision with respect thereto. Each Shareholder hereby represents and warrants that he is an Accredited Investor (as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.) The Shareholders have obtained sufficient information to evaluate the merits and risks of the investment and to make such a decision;

                      (b) The Shareholders and their attorneys, investment advisors, business advisors, tax advisors and accountants have had sufficient access to all documents and records pertaining to Central Wireless and this proposed investment in the Central Wireless Common Stock. Additionally, the Shareholders and all of their advisors have had the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and other matters pertaining to this investment, and all such questions have been answered to the satisfaction of the Shareholders. The Shareholders have had an opportunity to obtain any additional information which Central Wireless possesses, or can acquire without unreasonable effort or expense, necessary to verify the accuracy of the information furnished in the SEC Documents;


                                 EXHIBIT 99.1-3

                      (c) Each Shareholder (i) has adequate means of providing for his capital needs in the same manner as he would have been able to provide prior to making the investment in the Central Wireless Common Stock, (ii) has no need for liquidity in this investment, (iii) is aware of and able to bear the risks of this investment for an indefinite period of time and (iv) is presently able to afford a complete loss of such investment;

                      (d) Each Shareholder recognizes that an investment in the Central Wireless Common Stock involves significant risks, including, without limitation, those set forth in the SEC Documents;

                      (e) Each Shareholder understands that none of the shares of Central Wireless Common Stock to be issued hereunder have been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT") or the securities laws of any state in reliance upon exemptions therefrom for private offerings. Each Shareholder understands that the shares of Central Wireless Common Stock to be issued hereunder must be held indefinitely unless the sale thereof is subsequently registered under the Securities Act and applicable state securities laws or exemptions from such registration are available. Each Shareholder further understands that Central Wireless has no obligation to repurchase any of the shares of Central Wireless Common Stock to be issued hereunder. All certificates evidencing the Shareholders' ownership of the shares of Central Wireless Common Stock to be issued hereunder will bear a legend stating that such shares have not been registered under the Securities Act or state securities laws and they may not be resold unless they are registered under the Securities Act and applicable state securities laws or exempt therefrom.

                      (f) The shares of Central Wireless Common Stock to be issued hereunder are being acquired solely for each Shareholder's respective account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, and no other person has a direct or indirect beneficial interest in such shares of Central Wireless Common Stock. Each Shareholder represents that he has no agreement, understanding, commitment, or other arrangement with any person and no present intention to sell, transfer or assign any of the shares of Central Wireless Common Stock to be issued hereunder;

                      (g) Each Shareholder realizes that he may not be able to sell or dispose of any of the shares of Central Wireless Common Stock to be issued hereunder and that no market of any kind (public or private) may be available for any of such shares. In addition, each Shareholder understands that his right to transfer the shares of Central Wireless Common Stock to be issued hereunder will be subject to restrictions contained in applicable Federal and state securities laws;

                      (h) All information which each Shareholder has provided to Central Wireless concerning himself, his financial position and his knowledge of financial and business matters, including all information contained in this Agreement, is correct and complete as of the date set forth on the signature page hereof, and if there should be any adverse change in such information prior to his subscription being accepted, he will immediately provide Central Wireless with such information;

                      (i) Each Shareholder's principal residence is in the State of Florida, and no Shareholder has a present intention to move such residence from such State;

                      (j) Each Shareholder understands that no financial projections are included in the SEC Documents, and none of the Shareholders nor any of their advisors are relying on any financial projections in connection with determining the merits of an investment in the shares of Central Wireless Common Stock to be issued hereunder. Each Shareholder understands and acknowledges that no representations concerning the accuracy of information or financial projections, if any, not included in the SEC Documents are being made and each Shareholder and all of his advisors have completely disregarded such information or financial projections, if any, not included in the SEC Documents in determining whether to invest in the shares of Central Wireless Common Stock to be issued hereunder; and

                      (k) Each Shareholder understands that Central Wireless may at any time, in its sole discretion, arrange for the offer and sale of additional shares of its capital stock to current or additional shareholders, at such prices and in such amounts as it, in its sole discretion, may determine to be in the best interests of Central Wireless.


                                 EXHIBIT 99.1-4

                      (l) The Shareholders are, collectively, and will be at Closing, the record and beneficial owner of six hundred eighty million
(680,000,000) shares of USWebauctions Common Stock, free and clear of all claims, liens, options, agreements, restrictions, and encumbrances whatsoever and no Shareholder is a party to any agreement, understanding or arrangement, direct or indirect, relating to the USWebauctions Shares, including, without limitation, agreements, understandings or arrangements regarding voting or sale of such stock.

                3.2.  EXECUTION; NO INCONSISTENT AGREEMENTS; ETC.
                      -------------------------------------------

                      (a) This Agreement is a valid and binding agreement of the Shareholders, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy or similar laws affecting the enforcement of creditors' rights generally, and the availability of equitable remedies. The Shareholders have the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and the documents to be delivered by them in connection with the Closing and to perform their obligations under this Agreement.

                      (b) The execution and delivery of this Agreement by the Shareholders does not, and the consummation of the transactions contemplated hereby will not, constitute a default under any of the terms, conditions or provisions of (or an act or omission that would give rise to any right of termination, cancellation or acceleration under) any note, bond, mortgage, lease, indenture, agreement or obligation to which Central Wireless or any Shareholder is a party, pursuant to which any Shareholder otherwise receives benefits, or to which any of the properties of any Shareholder is subject, or violate any judgment, order, decree, statute or regulation applicable to any Shareholder or by which any of them may be subject.

                3.3. FULL DISCLOSURE. No representation or warranty of the Shareholders contained in this Agreement, and none of the statements or information concerning Central Wireless contained in this Agreement and the Schedules, contains or will contain as of the date hereof and as of the Closing Date any untrue statement of a material fact nor will such representations, warranties, covenants or statements taken as a whole omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         4.     REPRESENTATIONS AND WARRANTIES OF CENTRAL WIRELESS.
                ---------------------------------------------------

         To induce the Shareholders to enter into this Agreement and to consummate the transactions contemplated hereby, Central Wireless represents and warrants to and covenants with the Shareholders as follows:

                4.1. ORGANIZATION. Central Wireless is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah. Central Wireless is entitled to own or lease its properties and to carry on its business as and in the places where such business is now conducted, and Central Wireless is duly licensed and qualified in all jurisdictions where the character of the property owned by it or the nature of the business transacted by it makes such license or qualification necessary, except where such failure would not result in a material adverse effect on Central Wireless.

                4.2.  CAPITALIZATION AND RELATED MATTERS.
                      ----------------------------------

                      (a) Central Wireless has authorized capital stock consisting of 250,000,000 shares of common stock, par value $0.001 per share, of which 7,034,054 shares were issued and outstanding as of the date hereof. The Central Wireless Shares will be, when issued, duly and validly authorized and fully paid and non-assessable, and will be issued to the Shareholders free of all encumbrances, claims and liens whatsoever.

                      (b) Except as set forth in Schedule 4.2, and except for employee stock options to purchase shares of Central Wireless' Common Stock, Central Wireless does not have outstanding any securities convertible into capital stock, nor any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock or securities convertible into its capital stock.


                                 EXHIBIT 99.1-5

                4.3.  EXECUTION; NO INCONSISTENT AGREEMENTS; ETC.
                      -------------------------------------------

                      (a) Subject to Central Wireless' Board of Directors' approval contemplated by Section 7.5 hereof, the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly and validly authorized and approved by Central Wireless and this Agreement is a valid and binding agreement of Central Wireless, enforceable against Central Wireless in accordance with its terms, except as such enforcement may be limited by bankruptcy or similar laws affecting the enforcement of creditors' rights generally, and the availability of equitable remedies.

                      (b) The execution and delivery of this Agreement by Central Wireless does not, and the consummation of the transactions contemplated hereby will not, constitute a breach or violation of the charter or bylaws of Central Wireless, or a default under any of the terms, conditions or provisions of (or an act or omission that would give rise to any right of termination, cancellation or acceleration under) any material note, bond, mortgage, lease, indenture, agreement or obligation to which Central Wireless or any of its subsidiaries is a party, pursuant to which any of them otherwise receive benefits, or by which any of their properties may be bound.

                4.4. FINANCIAL STATEMENTS. Central Wireless has delivered or will deliver to the Shareholders the consolidated audited balance sheets of Central Wireless as of December 31, 2001, the consolidated unaudited balance sheet as of September 30, 2002, the consolidated audited statement of income for the two fiscal years ended December 31, 2001, and the unaudited statement of income for the nine (9) months ended September 30, 2002 (collectively, the "CENTRAL WIRELESS FINANCIAL STATEMENTS"). The Central Wireless Financial Statements have been prepared in accordance with GAAP, applied on a consistent basis (except that the unaudited statements do not contain all the disclosures required by GAAP), and fairly reflect in all material respects the consolidated financial condition of Central Wireless and its subsidiaries as at the dates thereof and the consolidated results of Central Wireless' operations for the periods then ended. Since September 30, 2002, there has been no material adverse change in the assets or liabilities, in the business or condition, financial or otherwise, of Central Wireless, or in its results of operations.

                4.5. LIABILITIES. Neither Central Wireless nor any of its subsidiaries has any material debt, liability or obligation of any kind, whether accrued, absolute, contingent or otherwise, except (a) those reflected on the Central Wireless Financial Statements, including the notes thereto, and (b) liabilities incurred in the ordinary course of business since September 30, 2002, none of which have had or will have a material adverse affect on the financial condition of Central Wireless and its subsidiaries taken as a whole.

                4.6. CONTINGENCIES. There are no actions, suits, claims or proceedings pending or, to the knowledge of Central Wireless' management, threatened against, by or affecting Central Wireless or any of its subsidiaries in any court or before any arbitrator or governmental agency which could have a material adverse effect on Central Wireless or its subsidiaries or which could materially and adversely affect the right or ability of Central Wireless to consummate the transactions contemplated hereby. To the knowledge of Central Wireless, there is no valid basis upon which any such action, suit, claim or proceeding may be commenced or asserted against Central Wireless or its subsidiaries. There are no unsatisfied judgments against Central Wireless and no consent decrees or similar agreements to which Central Wireless or its subsidiaries is subject and which could have a material adverse effect on Central Wireless or its subsidiaries or which could materially and adversely affect the right or ability of Central Wireless to consummate the transactions contemplated hereby.

                4.7. FULL DISCLOSURE. No representation or warranty of Central Wireless contained in this Agreement, and none of the statements or information concerning Central Wireless contained in this Agreement and the Schedules, contains or will contain as of the date hereof and as of the Closing Date any untrue statement of a material fact nor will such representations, warranties, covenants or statements taken as a whole omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.


                                 EXHIBIT 99.1-6

         5.     ACKNOWLEDGEMENT BY CENTRAL WIRELESS.
                -----------------------------------

         Central Wireless acknowledges that as of the date hereof, USWebauctions is not current with its required filings with the United States Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended. In addition, Central Wireless acknowledges that it has been informed that the financial statements contained in certain USWebauctions SEC filings will need to be amended to correct certain information contained therein.

         6.     NOTIFICATION.
                ------------

                6.1. NOTIFICATION. Each party to this Agreement shall promptly notify the other parties in writing of the occurrence, or threatened occurrence, of any event that would constitute a breach or violation of this Agreement by any party or that would cause any representation or warranty made by the notifying party in this Agreement to be false or misleading in any respect. The Shareholders shall have the right to update the Schedules to this Agreement immediately prior to Closing; provided, if such update discloses any breach of a representation, warranty, covenant or obligation of the Shareholders, Central Wireless shall have the right to then exercise its available rights and remedies hereunder.

         7.     CONDITIONS TO OBLIGATIONS OF ALL PARTIES.
                -----------------------------------------

         The obligation of the Shareholders and Central Wireless to consummate the transactions contemplated by this Agreement are subject to the satisfaction, on or before the Closing, of each of the following conditions; any or all of which may be waived in whole or in part by the joint agreement of Central Wireless and the Shareholders:

                7.1. ABSENCE OF ACTIONS. No action or proceeding shall have been brought or threatened before any court or administrative agency to prevent the consummation or to seek damages in a material amount by reason of the transactions contemplated hereby, and no governmental authority shall have asserted that the within transactions (or any other pending transaction involving Central Wireless, any of its subsidiaries or the Shareholders when considered in light of the effect of the within transactions) shall constitute a violation of law or give rise to material liability on the part of the Shareholders or Central Wireless or its subsidiaries.

                7.2. CONSENTS. The parties shall have received from any suppliers, lessors, lenders, lien holders or governmental authorities, bodies or agencies having jurisdiction over the transactions contemplated by this Agreement, or any part hereof, such consents, authorizations and approvals as are necessary for the consummation hereof.

         8.     CONDITIONS TO OBLIGATIONS OF CENTRAL WIRELESS.
                ---------------------------------------------

         All obligations of Central Wireless to consummate the transactions contemplated by this Agreement are subject to the fulfillment and satisfaction of each and every of the following conditions on or prior to the Closing, any or all of which may be waived in whole or in part by Central Wireless:

                8.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 3 of this Agreement and in any certificate, instrument, schedule, agreement or other writing delivered by or on behalf of the Shareholders in connection with the transactions contemplated by this Agreement shall be true, correct and complete in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects) as of the date when made and shall be deemed to be made again at and as of the Closing Date and shall be true, correct and complete at and as of such time in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects).

                8.2. COMPLIANCE WITH AGREEMENTS AND CONDITIONS. The Shareholders shall have performed and complied with all material agreements and conditions required by this Agreement to be performed or complied with by each Shareholder prior to or on the Closing Date.


                                 EXHIBIT 99.1-7

                8.3. CERTIFICATE OF THE SHAREHOLDERS. The Shareholders shall have executed and delivered, or caused to be executed and delivered, to Central Wireless one or more certificates, dated the Closing Date, certifying in such detail as Central Wireless may reasonably request to the fulfillment and satisfaction of the conditions specified in Sections 8.1 and 8.2 above.

                8.4.  BOARD  APPROVAL.   This  Agreement  and  the  transactions
contemplated hereby shall have been approved by the unanimous approval of the Central Wireless' Board of Directors.

                8.5. SATISFACTORY RESULTS OF INSPECTION. The results of the inspection referred to in Section 2.1 hereof shall be satisfactory to Central Wireless in its sole discretion.

         9.     CONDITIONS TO OBLIGATIONS OF THE SHAREHOLDERS.

         All of the obligations of the Shareholders to consummate the transactions contemplated by this Agreement are subject to the fulfillment and satisfaction of each and every of the following conditions on or prior to the Closing, any or all of which may be waived in whole or in part by the
Shareholders:

                9.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 4 of this Agreement and in any certificate, instrument, schedule, agreement or other writing delivered by or on behalf of Central Wireless in connection with the transactions contemplated by this Agreement shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects) when made and shall be deemed to be made again at and as of the Closing Date and shall be true at and as of such time in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects).

                9.2. COMPLIANCE WITH AGREEMENTS AND CONDITIONS. Central Wireless shall have performed and complied with all material agreements and conditions required by this Agreement to be performed or complied with by Central Wireless prior to or on the Closing Date.

                9.3. ABSENCE OF MATERIAL ADVERSE CHANGES. No material adverse change in the business, assets, financial condition, or prospects of Central Wireless and its subsidiaries, taken as a whole, shall have occurred, no substantial part of the assets of Central Wireless and its subsidiaries, taken as a whole, shall have been destroyed due to fire or other casualty, and no event shall have occurred which has had, or will have a material adverse effect on the business, assets, financial condition or prospects of Central Wireless and its subsidiaries, taken as a whole.

                9.4. CERTIFICATE OF CENTRAL WIRELESS. Central Wireless shall have delivered to the Shareholders a certificate, executed by an executive officer and dated the Closing Date, certifying to the fulfillment and satisfaction of the conditions specified in Sections 9.1 through 9.3 above.

         10.    INDEMNITY.
                ---------

                10.1. INDEMNIFICATION BY SHAREHOLDERS. The Shareholders (hereinafter, collectively, called the "SHAREHOLDER INDEMNITORS") shall jointly and severally defend, indemnify and hold harmless Central Wireless and its direct and indirect Central Wireless corporations, subsidiaries and affiliates, their officers, directors, employees and agents (hereinafter, collectively, called "CENTRAL WIRELESS INDEMNITEES") against and in respect of any and all loss, damage, liability, fine, penalty, cost and expense, including reasonable attorneys' fees and amounts paid in settlement (collectively, "CENTRAL WIRELESS LOSSES"), suffered or incurred by any Central Wireless Indemnitee by reason of, or arising out of any misrepresentation, breach of warranty or breach or non-fulfillment of any agreement of the Shareholders contained in this Agreement or in any certificate, schedule, instrument or document delivered to Central Wireless by or on behalf of the Shareholders pursuant to the provisions of this Agreement (without regard to materiality thresholds contained therein).


                                 EXHIBIT 99.1-8

                10.2. INDEMNIFICATION BY CENTRAL WIRELESS. Central Wireless (hereinafter called the "CENTRAL WIRELESS INDEMNITOR") shall defend, indemnify and hold harmless the Shareholders (hereinafter called "SHAREHOLDER INDEMNITEES") against and in respect of any and all loss, damage, liability, cost and expense, including reasonable attorneys' fees and amounts paid in settlement (collectively, "SHAREHOLDER LOSSES"), suffered or incurred by Shareholder Indemnitees by reason of or arising out of:

                      (a) any misrepresentation, breach of warranty or breach or non-fulfillment of any material agreement of Central Wireless contained in this Agreement or in any other certificate, schedule, instrument or document delivered to the Shareholders by or on behalf of Central Wireless pursuant to the provisions of this Agreement (without regard to materiality thresholds contained therein).

                10.3. DEFENSE OF CLAIMS.
                      -----------------

                      (a) Each party seeking indemnification hereunder (an "INDEMNITEE"): (i) shall provide the other party or parties (the "INDEMNITOR") written notice of any claim or action by a third party arising after the Closing Date for which an Indemnitor may be liable under the terms of this Agreement, within ten (10) days after such claim or action arises and is known to Indemnitee, and (ii) shall give the Indemnitor a reasonable opportunity to participate in any proceedings and to settle or defend any such claim or action. The expenses of all proceedings, contests or lawsuits with respect to such claims or actions shall be borne by the Indemnitor. If the Indemnitor wishes to assume the defense of such claim or action, the Indemnitor shall give written notice to the Indemnitee within ten (10) days after notice from the Indemnitee of such claim or action, and the Indemnitor shall thereafter assume the defense of any such claim or liability, through counsel reasonably satisfactory to the Indemnitee, provided that Indemnitee may participate in such defense at their own expense, and the Indemnitor shall, in any event, have the right to control the defense of the claim or action.

                      (b) If the Indemnitor shall not assume the defense of, or if after so assuming it shall fail to defend, any such claim or action, the Indemnitee may defend against any such claim or action in such manner as they may deem appropriate and the Indemnitees may settle such claim or litigation on such terms as they may deem appropriate but subject to the Indemnitor's approval, such approval not to be unreasonably withheld; provided, however, that any such settlement shall be deemed approved by the Indemnitor if the Indemnitor fails to object thereto, by written notice to the Indemnitee, within fifteen
(15) days after the Indemnitor's receipt of a written summary of such settlement. The Indemnitor shall promptly reimburse the Indemnitee for the amount of all expenses, legal and otherwise, incurred by the Indemnitee in connection with the defense and settlement of such claim or action.

                      (c) If a non-appealable judgment is rendered against any Indemnitee in any action covered by the indemnification hereunder, or any lien attaches to any of the assets of any of the Indemnitee, the Indemnitor shall immediately upon such entry or attachment pay such judgment in full or discharge such lien unless, at the expense and direction of the Indemnitor, an appeal is taken under which the execution of the judgment or satisfaction of the lien is stayed. If and when a final judgment is rendered in any such action, the Indemnitor shall forthwith pay such judgment or discharge such lien before any Indemnitee is compelled to do so.

                10.4. WAIVER. The failure of any Indemnitee to give any notice or to take any action hereunder shall not be deemed a waiver of any of the rights of such Indemnitee hereunder, except to the extent that Indemnitor is actually prejudiced by such failure.

                10.5. LIMITATIONS ON INDEMNIFICATION. Notwithstanding anything to the contrary contained in this Agreement:


                                 EXHIBIT 99.1-9

                      10.5.1. TIME LIMITATION. No party shall be responsible hereunder for any Indemnifiable Loss unless the Indemnitee shall have provided such party with written notice containing a reasonable description of the claim, action or circumstances giving rise to such Indemnifiable Loss within three (3) years after the Closing Date (the "INDEMNITY NOTICE PERIOD"); provided, however, that:

                      (a) with respect to any Indemnifiable Loss resulting or arising from any breach of a representation or warranty of the Shareholders relating to taxes, or any tax liability of Central Wireless arising or relating to periods prior to the Closing Date, the Indemnity Notice Period shall extend for the full duration of the statute of limitations; and

                      (b) there shall be no limit on the Indemnity Notice Period for indemnity claims: (i) against the Shareholders for Indemnifiable Losses arising or resulting from a breach of a representation or warranty relating to Environmental Laws, or any liability which relates to the handling or disposal of Wastes or the failure to comply with any Environmental Law; and (ii) against any party based on fraud or intentional breach or misrepresentation.

         11.    TERMINATION.
                -----------

                11.1. TERMINATION. This Agreement may be terminated at any time on or prior to the Closing:

                      (a)  By  mutual  consent  of  Central   Wireless  and  the
Shareholders; or

                      (b) At the election of Central Wireless if: (i) the Shareholders have breached or failed to perform or comply with any of their representations, warranties, covenants or obligations under this Agreement; or
(ii) any of the conditions precedent set forth in Section 6 or 7 is not satisfied as and when required by this Agreement; or (iii) the Closing has not been consummated by March 31, 2003; or

                      (c) At the election of the Shareholders if: (i) Central Wireless has breached or failed to perform or comply with any of its representations, warranties, covenants or obligations under this Agreement; or
(ii) any of the conditions precedent set forth in Section 6 or 8 is not satisfied as and when required by this Agreement; or (iii) if the Closing has not been consummated by March 31, 2003.

                11.2. MANNER AND EFFECT OF TERMINATION. Written notice of any termination ("TERMINATION NOTICE") pursuant to this Section 10 shall be given by the party electing termination of this Agreement ("TERMINATING PARTY") to the other party or parties (collectively, the "TERMINATED PARTY"), and such notice shall state the reason for termination. The party or parties receiving Termination Notice shall have a period of ten (10) days after receipt of Termination Notice to cure the matters giving rise to such termination to the reasonable satisfaction of the Terminating Party. If the matters giving rise to termination are not cured as required hereby, this Agreement shall be terminated effective as of the close of business on the tenth (10th) day following the Terminated Party's receipt of Termination Notice. Upon termination of this Agreement prior to the consummation of the Closing and in accordance with the terms hereof, this Agreement shall become void and of no effect, and none of the parties shall have any liability to the others, except that nothing contained herein shall relieve any party from: (a) its obligations under Sections 2.2 and 2.3; or (b) liability for its intentional breach of any representation, warranty or covenant contained herein, or its intentional failure to comply with the terms and conditions of this Agreement or to perform its obligations hereunder.

         12.    MISCELLANEOUS.
                --------------

                12.1. NOTICES.
                      -------

                      (a) All notices, requests, demands, or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon receipt if delivered in person, or upon the expiration of four (4) days after the date sent, if sent by federal express (or similar overnight courier service) to the parties at the following addresses:


                                EXHIBIT 99.1-10

         (i)    If to Central Wireless:       Central Wireless, Inc.
                                              4333 South Tamiami Trail, Suite E
                                              Sarasota, Florida 34231
                                              Attention:  Michael Delin

                with a copy to:               Kirkpatrick & Lockhart LLP
                                              201 South Biscayne Boulevard,
                                              Suite 2000
                                              Miami, FL  33131
                                              Attention: Clayton E. Parker, Esq.

         (ii)   If to a Shareholder:          The name and address as listed on
                                              the SCHEDULE A attached hereto.

                      (b) Notices may also be given in any other manner permitted by law, effective upon actual receipt. Any party may change the address to which notices, requests, demands or other communications to such party shall be delivered or mailed by giving notice thereof to the other parties hereto in the manner provided herein.

                12.2. SURVIVAL. Except as provided in the next sentence, the representations, warranties, agreements and indemnifications of the parties contained in this Agreement or in any writing delivered pursuant to the provisions of this Agreement shall survive any investigation heretofore or hereafter made by the parties and the consummation of the transactions contemplated herein and shall continue in full force and effect after the Closing, subject to the limitations of Section 10.5. The representations, warranties and agreements of Central Wireless contained in this Agreement shall not survive the Closing.

                12.3. COUNTERPARTS; INTERPRETATION. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby. All Schedules hereto shall be deemed a part of this Agreement. This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of all of the parties hereto. No ambiguity in any provision hereof shall be construed against a party by reason of the fact it was drafted by such party or its counsel. For purposes of this Agreement: "HEREIN", "HEREBY", "HEREUNDER", "HEREWITH", "HEREAFTER" and "HEREINAFTER" refer to this Agreement in its entirety, and not to any particular section or paragraph. References to "INCLUDING" means including without limiting the generality of any description preceding such term. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto any rights or remedies under or by reason of this Agreement.

                12.4. GOVERNING LAW. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without regard to principles of conflicts of laws thereof. Any dispute, controversy or question of interpretation arising under, out of, in connection with or in relation to this Agreement or any amendments hereof, or any breach or default hereunder, shall be litigated in the state or federal courts in Miami-Dade County, Florida, U.S.A. Each of the parties hereby irrevocably submits to the jurisdiction of any state or federal court sitting in Miami-Dade County, Florida. Each party hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action in Miami-Dade County, Florida.

                12.5. SUCCESSORS AND ASSIGNS; ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, and successors; provided, however, that no Shareholder may assign this Agreement or any rights hereunder, in whole or in part.

                12.6. PARTIAL INVALIDITY AND SEVERABILITY. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any terms of this Agreement not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof shall constitute their agreement with


                                EXHIBIT 99.1-11
respect to the subject matter hereof and all such remaining terms shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

                12.7. WAIVER. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of a party hereto to exercise, and no delay in exercising, any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other future exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

                12.8. HEADINGS. The headings as to contents of particular paragraphs of this Agreement are inserted for convenience only and shall not be construed as a part of this Agreement or as a limitation on the scope of any terms or provisions of this Agreement.

                12.9. EXPENSES. Except as otherwise expressly provided herein, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by Central Wireless or the Shareholder as each party incurs such expenses.

                12.10. FINDER'S FEES. Central Wireless represents to the Shareholders that no broker, agent, finder or other party has been retained by it in connection with the transactions contemplated hereby and that no other fee or commission has been agreed by Central Wireless to be paid for or on account of the transactions contemplated hereby. The Shareholders represent to Central Wireless that no broker, agent, finder or other party has been retained by Shareholders in connection with the transactions contemplated hereby and that no other fee or commission has been agreed by the Shareholders to be paid for or on account of the transactions contemplated hereby.

                12.11. GENDER. Where the context requires, the use of the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

                12.12. ACCEPTANCE BY FAX. This Agreement shall be accepted, effective and binding, for all purposes, when the parties shall have signed and transmitted to each other, by telecopier or otherwise, copies of the signature pages hereto.

                12.13. ATTORNEYS FEES. In the event of any litigation arising under the terms of this Agreement, the prevailing party or parties shall be entitled to recover its or their reasonable attorneys fees and court costs from the other party or parties.

                12.14. OPPORTUNITY TO HIRE COUNSEL; ROLE OF KIRKPATRICK & LOCKHART LLP. Each Shareholder acknowledges that he has been advised and has been given an opportunity to hire counsel with respect to this Agreement and the transactions contemplated hereby. Each Shareholder further acknowledges that the law firm of Kirkpatrick & Lockhart LLP has solely represented Central Wireless in connection with this Agreement and the transactions contemplated hereby and no other person.

                12.15. TIME IS OF THE ESSENCE. It is understood and agreed among the parties hereto that time is of the essence in this Agreement and this applies to all terms and conditions contained herein.


                                EXHIBIT 99.1-12

                12.16. NO JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER
VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]







                                EXHIBIT 99.1-13

         IN WITNESS WHEREOF, the parties have executed this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

                                       CENTRAL WIRELESS, INC.

                                       By:    /s/ Kenneth Brand
                                              ----------------------------------
                                       Name:  Kenneth Brand
                                              ----------------------------------
                                       Title: Chief Executive Officer
                                              ----------------------------------




                                       SHAREHOLDERS:


                                       /s/ KENNETH BRAND
                                       ----------------------------------------
                                       Name:   Kenneth Brand
                                       Address:________________________________
                                               ________________________________
                                               ________________________________



                                       /S/ ROBERT SANDBURG
                                       ----------------------------------------
                                       Name:   Robert Sandburg
                                       Address:________________________________
                                               ________________________________
                                               ________________________________



                                       /S/ MICHAEL DELIN
                                       ----------------------------------------
                                       Name:   Michael Delin
                                       Address:________________________________
                                               ________________________________
                                               ________________________________








                                EXHIBIT 99.1-14

                                   SCHEDULE A
                                   ----------



                               NUMBER OF SHARES              NUMBER OF SHARES
                               OF USWEBAUCTIONS             OF CENTRAL WIRELESS
       NAME                     TO BE EXCHANGED               TO BE EXCHANGED

Kenneth Brand                     40,000,000                     40,000,000




Robert Sandburg                   40,000,000                     40,000,000




Michael Delin                     20,000,000                     20,000,000














                                      A-1